Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of August 6, 2026, is entered into by and among (i) QVC Group, Inc., a Delaware corporation (the “Company”), and (ii) the beneficial and record holders of QVC Common Stock and QVC Common Stock Equivalents (each, as defined below) as of the date hereof, who have executed signature pages to this Agreement or are deemed parties hereto pursuant to an order of the United States Bankruptcy Court for the Southern District of Texas confirming the Plan (as defined below) pursuant to section 1129 of the Bankruptcy Code (as defined below) (collectively with transferees of QVC Common Stock and QVC Common Stock Equivalents to whom any Person who is a party to this Agreement shall assign any rights hereunder in accordance with Section 4.05 herein, the “Holders”).

WHEREAS, in accordance with the Plan, the Company has agreed to grant to the Holders the registration rights set forth herein.

NOW, THEREFORE, pursuant to the obligations of the Company and the Holders under the Plan and in consideration of the premises, mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Article 1

Definitions

Section 1.01.         Definitions. In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:

“Affiliate” means, when used with reference to any Person, any Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such specified Person. For purposes of this definition, except as used in Section 2.09, an “Affiliate” of a Holder shall include (to the extent not already included as an Affiliate pursuant to the immediately preceding sentence) any investment fund, alternative investment vehicle, special purpose vehicle or holding company that (i) is directly or indirectly managed, advised, sub-advised or controlled by such Holder or any Affiliate of such Holder, (ii) is managed, advised or sub-advised by the same investment adviser as, or an Affiliate of the investment adviser of, such Holder or (iii) is a party to a derivative or participation transaction with such Holder pursuant to which there is a transfer of the economics of ownership of securities to or from such Holder; provided, however, that neither the Company nor any of its controlled Affiliates shall be deemed an Affiliate of any of the Holders (and vice versa). As used in this definition, the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person.

“Agreement” has the meaning set forth in the introductory paragraph hereof.

“Bankruptcy Code” means title 11 of the United States Code, 11 U.S.C. §§ 101–1532, as amended.

“Block Trade” has the meaning set forth in Section 2.02(a).

“Block Trade Piggyback Take-Down Notice” has the meaning set forth in Section 2.02(d)(iv).

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close, or are in fact closed.

“Commission” means the United States Securities and Exchange Commission.

“Company” has the meaning set forth in the introductory paragraph hereof.

“Contracting Parties” has the meaning set forth in Section 4.11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” means Financial Industry Regulatory Authority, Inc.

“Form S-1” means Form S-1 promulgated under the Securities Act or applicable successor form.

“Form S-3” means Form S-3 promulgated under the Securities Act or applicable successor form.

“Governmental Authority” means the government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“Holder” has the meaning set forth in the introductory paragraph hereof, and “Holders” means all Holders, collectively.

“Holders’ Counsel” has the meaning set forth in Section 2.05(a)(i).

“Indemnified Party” has the meaning set forth in Section 2.09(c).

“Indemnifying Party” has the meaning set forth in Section 2.09(c).

“Initial Notice” has the meaning set forth in Section 2.03(a).

“Initiating Take-Down Holder(s)” has the meaning set forth in Section 2.02(a).

“Joinder” has the meaning set forth in Section 4.05.

“Liability” has the meaning set forth in Section 2.09(a).

“National Securities Exchange” means the New York Stock Exchange, the Nasdaq Global Select Market or the Nasdaq Global Market (or any successors to any of the foregoing).

“Non-party Affiliates” has the meaning set forth in Section 4.11.

“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, estate, unincorporated organization, Governmental Authority or other entity.

“Piggyback Notice” has the meaning set forth in Section 2.03(a).

“Piggyback Registration” has the meaning set forth in Section 2.03(a).

“Piggyback Shelf Take-Down” has the meaning set forth in Section 2.03(a).

“Piggyback Take-Down Notice” has the meaning set forth in Section 2.02(d)(iv).

“Plan” means the Joint Prepackaged Plan of Reorganization of QVC Group, Inc. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (including all appendices, exhibits, schedules, and supplements, and as it may be amended, supplemented or otherwise modified from time to time).

“Prospectus” means the prospectus or prospectuses included in any Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance on Rule 430A under the Securities Act or any successor rule thereto), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the QVC Common Stock covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses or any such prospectus supplement.

“QVC Common Stock” means the common stock, par value $0.01 per share, of the Company, and any shares or capital stock for or into which such common stock hereafter is exchanged, converted, reclassified or recapitalized by the Company or pursuant to an agreement to which the Company is a party.

“QVC Common Stock Equivalents” means QVC Common Stock and any rights, warrants, options, convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, QVC Common Stock and securities convertible or exchangeable into QVC Common Stock, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

“Registrable Securities” means any shares of QVC Common Stock held by any Holder, either of record or beneficially (including any shares issued or issuable upon exercise, exchange or conversion of any QVC Common Stock Equivalents) as of the date hereof, that (1) were not issued pursuant to section 1145(a) of the Bankruptcy Code in accordance with the effectiveness of the Plan and therefore constitute “restricted securities” or (2) constitute “control securities” for the purposes of Rule 144, and, in each case, any additional securities that may be issued or distributed or be issuable in respect of any such Registrable Securities by way of conversion, dividend, stock split, distribution or exchange, merger, consolidation, exchange, recapitalization or reclassification or similar transactions; provided that such securities shall cease to be Registrable Securities on the first date that (i) the Commission has declared a Registration Statement covering such securities effective and such securities have been disposed of pursuant to such effective Registration Statement, (ii) such securities are disposed of pursuant to Rule 144 or (iii) such securities become eligible for sale by the applicable Holder without registration and without time restrictions, volume restrictions, manner-of-sale restrictions or a current public information or notice requirement under Rule 144, and in each case, any and all Securities Act restrictive legends or designations associated with such securities have been removed.

“Registration Statement” means any registration statement of the Company, including the Prospectus, all amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated under the Securities Act, or any similar successor rule thereto that may be promulgated by the Commission.

“Rule 415” means Rule 415 promulgated under the Securities Act, or any similar successor rule thereto that may be promulgated by the Commission.

“S-1 Shelf Registration Statement” has the meaning set forth in Section 2.01(a)(ii).

“S-3 Shelf Registration Statement” has the meaning set forth in Section 2.01(b)(i).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Shelf Registration Statement” means an S-1 Shelf Registration Statement or an S-3 Shelf Registration Statement, as applicable.

“Shelf Take-Down Notice” has the meaning set forth in Section 2.02(a).

“Subsequent Shelf Registration Statement” has the meaning set forth in Section 2.01(c).

“Underwritten Shelf Take-Down” has the meaning set forth in Section 2.02(a).

“Underwritten Shelf Take-Down Notice” has the meaning set forth in Section 2.02(d)(i).

“Valid Business Reason” has the meaning set forth in Section 2.02(e).

“WKSI” has the meaning set forth in Section 2.01(b)(iii).

Article 2
Registration Rights

Section 2.01.          Listing; Shelf Registrations.

(a)            Listing; S-1 Shelf Registration.

(i)             The Company shall use its commercially reasonable efforts to, if not completed on the date hereof, as soon as reasonably practicable after the date hereof, (i) cause the QVC Common Stock to be registered under Section 12(b) of the Exchange Act and (ii) obtain a listing of the QVC Common Stock on a National Securities Exchange.

(ii)            The Company shall use its commercially reasonable efforts to, as soon as reasonably practicable after the date hereof, register all of the Registrable Securities on a Shelf Registration Statement (the “S-1 Shelf Registration Statement”) on Form S-1 for offerings on a delayed or continuous basis pursuant to Rule 415.

(iii)           The Company shall use commercially reasonable efforts to cause the S-1 Shelf Registration Statement to become effective as soon as reasonably practicable after such filing and shall prepare and file such amendments, post-effective amendments, and supplements to the S-1 Shelf Registration Statement as may be necessary to ensure that the S-1 Shelf Registration Statement remains effective and is available for use to permit all Holders named therein to sell the Registrable Securities included therein until the earlier of (x) the date at which no Registrable Securities registered on the S-1 Shelf Registration Statement remain outstanding; (y) the date at which all Registrable Securities registered under the S-1 Shelf Registration Statement have been sold pursuant to Rule 144 or a Registration Statement; and (z) the date of effectiveness of an S-3 Shelf Registration Statement (as defined below) that includes all Registrable Securities that had previously been registered under the S-1 Shelf Registration Statement, remain outstanding, have not been sold pursuant to Rule 144 or under any Registration Statement and for which the Holder thereof has not declined to include such Registrable Securities in the S-3 Shelf Registration Statement pursuant to Section 2.01(b)(i).

(b)            S-3 Shelf Registration.

(i)             The Company shall use its commercially reasonable efforts to convert the S-1 Shelf Registration Statement to a Shelf Registration Statement on Form S-3 (an “S-3 Shelf Registration Statement”) for an offering on a delayed or continuous basis pursuant to Rule 415 as soon as reasonably practicable after the Company is eligible to use Form S-3. In the event the Company is unable to convert such S-1 Shelf Registration Statement to an S-3 Shelf Registration Statement, as promptly as practicable, the Company shall give written notice to each Holder of Registrable Securities which is known to the Company of its intent to file an S-3 Shelf Registration Statement for an offering on a delayed or continuous basis pursuant to Rule 415. Such notice shall be delivered to each Holder of Registrable Securities which is known to the Company at least ten (10) Business Days before the anticipated filing date of such S-3 Shelf Registration Statement and shall describe the proposed registration and inform each Holder that the Company intends to register all of each such Holder’s outstanding Registrable Securities (unless a Holder requests in writing to the Company, within five (5) Business Days after receipt from the Company of the written notice of such S-3 Shelf Registration Statement, that it declines to include all or a portion of such Holder’s Registrable Securities on such S-3 Shelf Registration Statement). The Company shall use its commercially reasonable efforts to file such S-3 Shelf Registration Statement as promptly as practicable after qualifying for the use of Form S-3. The Company shall use its commercially reasonable efforts to maintain the effectiveness of any Shelf Registration Statement then effective while preparing and seeking effectiveness of any S-3 Shelf Registration Statement.

(ii)            The Company shall use commercially reasonable efforts to cause as promptly as reasonably practicable such S-3 Shelf Registration Statement to become effective and shall use commercially reasonable efforts to prepare and file such amendments, post-effective amendments, and supplements to the S-3 Shelf Registration Statement as may be necessary to ensure that the S-3 Shelf Registration Statement remains effective until the earlier of (i) the date at which no Registrable Securities remain outstanding; and (ii) the date at which all Registrable Securities registered under such S-3 Shelf Registration Statement have been sold pursuant to Rule 144 or a Registration Statement.

(iii)           To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time the Company files any S-3 Shelf Registration Statement, or is otherwise permitted to file a registration that becomes automatically effective, the Company shall (i) cause such S-3 Shelf Registration Statement to become automatically effective to the extent permitted by applicable rules and regulations adopted by the Commission and (ii) use its commercially reasonable efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) or otherwise remain eligible to file a registration statement that becomes automatically effective, during the period during which the Registrable Securities remain Registrable Securities. If an S-3 Shelf Registration Statement that is subject to three-year expiration pursuant to Rule 415 has been outstanding for at least three years, prior to the end of the third year the Company shall refile a new S-3 Shelf Registration Statement covering the Registrable Securities, which S-3 Shelf Registration Statement shall maintain the effectiveness of the prior S-3 Shelf Registration Statement pursuant to Rule 415(a)(5) to the maximum extent possible. If at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, the Company shall use its commercially reasonable efforts to refile the S-3 Shelf Registration Statement, if necessary, and, if such form is not available, an S-1 Shelf Registration Statement and keep such Registration Statement effective during the period during which such registration statement is required to be kept effective hereunder.

(c)            Subsequent Shelf Registrations. If the Shelf Registration Statement filed under Section 2.01(a)(i) or Section 2.01(b)(i) or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the period described in Section 2.01(a)(iii) or Section 2.01(b)(ii), the Company shall use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof and to amend such Registration Statement in a manner designed to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement (which shall be an S-3 Shelf Registration Statement to the extent the Company is then eligible to utilize Form S-3 for such filing) pursuant to Rule 415 covering all of the Registrable Securities covered by and not sold under such Registration Statement (a “Subsequent Shelf Registration Statement”). If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to cause the Subsequent Shelf Registration Statement to be declared effective as soon as practicable after such filing. A Subsequent Shelf Registration Statement on Form S-1 that replaces an S-1 Shelf Registration Statement shall be considered an S-1 Shelf Registration Statement for all purposes under this Agreement and a Subsequent Shelf Registration Statement on Form S-3 shall be considered an S-3 Shelf Registration Statement for all purposes under this Agreement.

Section 2.02.          Shelf Take-Downs.

(a)            Following the effectiveness of a Shelf Registration Statement, any Holder or group of Holders whose Registrable Securities are included on such Shelf Registration Statement and which collectively hold (together with their Affiliates) Registrable Securities that constitute, in the aggregate, at least ten percent (10%) of the then-outstanding QVC Common Stock (the “Initiating Take-Down Holder(s)”) may elect in a written request to the Company (a “Shelf Take-Down Notice”) that the Company engage in (x) an underwritten resale of Registrable Securities pursuant to such Shelf Registration Statement or (y) an underwritten registered offering not involving a “roadshow,” commonly known as a “block trade” or “bought deal” or another type of registered offering involving the Company or otherwise requiring actions to be taken by the Company or entry by the Company into any agreements, through a broker, sales agent or distribution agent, whether as agent or principal (a “Block Trade”) ((x) and (y), collectively, an “Underwritten Shelf Take-Down”).

(b)            The Company shall not be required to effect more than three (3) Underwritten Shelf Take-Downs in any twelve (12) month period. Additionally, any Underwritten Shelf Take-Down shall only be effected by the Company if the applicable offering (before deduction of underwriter discounts and commissions, if applicable) is reasonably expected to exceed $40,000,000 in gross proceeds.

(c)            Shelf Take-Down Notice. A Shelf Take-Down Notice shall set forth (A) the total number of Registrable Securities expected to be offered and sold by each Initiating Take-Down Holder in such Underwritten Shelf Take-Down, (B) the expected date of such Underwritten Shelf Take-Down, (C) the expected plan of distribution of such Underwritten Shelf Take-Down, and (D) whether such Underwritten Shelf Take-Down is intended to involve a customary “roadshow” (including an “electronic roadshow”) or other marketing effort by the Company and the underwriters, provided that any Shelf Take-Down Notice for an Underwritten Shelf Take-Down that is not a Block Trade shall be received by the Company no later than three (3) Business Days prior to the expected date of such Underwritten Shelf Take-Down (or such shorter period as the Company may agree) and any Shelf Take-Down Notice for a Block Trade shall be received by the Company no later than two (2) Business Days prior to the expected date of such Block Trade (or such shorter period as the Company may agree).

(d)            Underwritten Shelf Take-Downs.

(i)             Amendment or Supplement. Subject to Section 2.02(a) and Section 2.02(e), if the Initiating Take-Down Holder(s) elect in a Shelf Take-Down Notice to effect an Underwritten Shelf Take-Down (an “Underwritten Shelf Take-Down Notice”), the Company shall use its commercially reasonable efforts to file and effect an amendment or supplement to the applicable Shelf Registration Statement (including the filing of a prospectus supplement with respect to such Underwritten Shelf Take-Down) for such purpose as soon as practicable, and in accordance with the procedures related to piggyback rights contained in Section 2.02(d)(iv) below.

(ii)            Selection of Underwriter. If the Initiating Take-Down Holder(s) elect in a Shelf Take-Down Notice to effect an Underwritten Shelf Take-Down, the Initiating Take-Down Holder(s) holding a majority of the Registrable Securities held by all Initiating Take-Down Holder(s) shall select the managing underwriter (or underwriters) to administer such offering, which managing underwriter (or underwriters) shall be one or more investment banking firm(s) of nationally recognized standing and shall be reasonably acceptable to the Company, such acceptance not to be unreasonably withheld, conditioned or delayed; provided that the Company shall have the right to designate one (1) of the joint bookrunning managers, if there is to be more than one joint bookrunning manager (which shall not be the lead left underwriter without the Initiating Take-Down Holder(s)’ consent) for any such Underwritten Shelf Take-Down that is not a Block Trade.

(iii)           Terms of Underwritten Shelf Take-Down. Notwithstanding the delivery of any Underwritten Shelf Take-Down Notice, all determinations as to whether to complete any Underwritten Shelf Take-Down and as to the timing, manner, price and other terms of any Underwritten Shelf Take-Down shall be at the discretion of the Initiating Take-Down Holder(s) holding a majority of the Registrable Securities held by all Initiating Take-Down Holder(s).

(iv)          Piggyback Rights for Underwritten Shelf Take-Down. Upon receipt of an Underwritten Shelf Take-Down Notice (excluding an Underwritten Shelf Take-Down Notice for a Block Trade), the Company shall promptly deliver written notice of the receipt of the Underwritten Shelf Take-Down Notice to each non-initiating Holder of Registrable Securities that are included in the applicable Shelf Registration Statement that is known (after reasonable inquiry) to the Company to hold (together with its Affiliates) at least three percent (3.0%) of the then-outstanding QVC Common Stock (excluding any shares of QVC Common Stock issued or issuable under any management incentive plan) and, notwithstanding anything to the contrary contained herein, will promptly provide such Holders a period of three (3) Business Days to deliver a written request to the Company which specifies the aggregate amount of Registrable Securities such Holder requests to be included in such Underwritten Shelf Take-Down (“Piggyback Take-Down Notice”) and the Company shall as expeditiously as possible use its commercially reasonable efforts to facilitate such offering (which may close as early as one (1) Business Day after the date it commences). If the Initiating Take-Down Holders wish to engage in a Block Trade, then notwithstanding the time periods set forth above, the Initiating Take-Down Holders shall notify the Company of the Block Trade not less than two (2) Business Days prior to the expected day such Block Trade is to commence. The Company shall promptly notify each non-initiating Holder of Registrable Securities that are included in the applicable Shelf Registration Statement that is known to the Company (after reasonable inquiry) to hold (together with its Affiliates) at least three percent (3.0%) of the then-outstanding QVC Common Stock (excluding any shares of QVC Common Stock issued or issuable under any management incentive plan) of such Block Trade and such other Holders must elect whether or not to participate by 11:00 a.m., New York time on the next Business Day (i.e., one (1) Business Day prior to the day such offering is to commence) by delivering a written request to the Company which specifies the aggregate amount of Registrable Securities such Holder requests to be included in such Block Trade (“Block Trade Piggyback Take-Down Notice”) and the Company shall as expeditiously as possible use its commercially reasonable efforts to facilitate such offering (which may close as early as one (1) Business Day after the date it commences). All such Holders electing to be included in such Underwritten Shelf Take-Down (including any Block Trade) must sell their Registrable Securities on the same terms and conditions as the Registrable Securities being sold for the accounts of the Initiating Take-Down Holder(s); provided that the indemnification obligations of such Persons selling Registrable Securities pursuant to any applicable underwriting arrangement shall be several, not joint and several, among such Persons selling Registrable Securities, and the liability of each such Person will be in proportion thereto; and provided, further, that such liability will be limited to the net proceeds (after deducting for underwriting discounts and commissions) received by such Person from the sale of his, her or its Registrable Securities pursuant to such Underwritten Shelf Take-Down. In each case, subject to Section 2.02(a), Section 2.01(b) and the “cutback” limitations set forth in Section 2.02(d)(vi), the Company shall include in such Underwritten Shelf Take-Down all such Registrable Securities indicated in all validly delivered Piggyback Take-Down Notices or Block Trade Piggyback Take-Down Notices.

(v)            Underwriting Agreement. The right of any Holder to have Registrable Securities included in an Underwritten Shelf Take-Down shall be conditioned upon such Holder entering into (together with the Company) an underwriting agreement in customary form with the managing underwriter (or underwriters) selected in accordance with Section 2.02(d)(ii).

(vi)            Cutbacks for Underwritten Shelf Take-Down. With respect to any Underwritten Shelf Take-Down, if the managing underwriter (or underwriters) advises Holders in such offering (i.e., the Initiating Take-Down Holder(s) and Holders that have delivered Piggyback Take-Down Notices or Block Trade Piggyback Take-Down Notices in accordance with Section 2.02(d)(iv)) that, in its good faith opinion, the amount of Registrable Securities requested to be included in such registration, including Registrable Securities requested to be included pursuant to Section 2.02(d)(iv), exceeds the amount which can be sold in such offering without adversely affecting the distribution of the Registrable Securities being offered, then the Company will reduce the Registrable Securities to be included in such offering by (i) first only including the total number of Registrable Securities of the Holders in such offering (i.e., the Initiating Take-Down Holder(s) and Holders that have delivered Piggyback Take-Down Notices or Block Trade Piggyback Take-Down Notices in accordance with Section 2.02(d)(iv)) with each such Holder entitled to include its pro rata share based on the number of shares of Registrable Securities then held by such Holders, (ii) second, to the extent that all Registrable Securities being sold for the account of the Holders can be included, then including all other QVC Common Stock requested to be included in such Underwritten Shelf Take-Down for the account of the Company that the managing underwriter (or underwriters) determine can be included and (iii) third, to the extent that all Registrable Securities and other QVC Common Stock being offered pursuant to clauses (i) and (ii) can be included, then including such other QVC Common Stock that the Company shall select and that the managing underwriter (or underwriters) determine can be included. Unless otherwise agreed by the Initiating Take-Down Holder(s) holding a majority of the Registrable Securities held by all Initiating Take-Down Holder(s) in connection with a Block Trade, no Person other than a Holder of Registrable Securities may participate in any Block Trade.

(e)            Delay or Suspension of Shelf Registration Statement or Underwritten Shelf Take-Down. If the Company, acting in good faith, reasonably determines that any Shelf Registration Statement or Underwritten Shelf Take-Down should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other material transaction involving the Company or the Company is in possession of material non-public information, the premature disclosure of which has been determined by the Company to not be in the Company’s best interests (a “Valid Business Reason”), the Company may postpone filing (but not the preparation), initial effectiveness or continued use of a Shelf Registration Statement or prospectus supplement relating to a Shelf Registration Statement or an Underwritten Shelf Take-Down until such Valid Business Reason no longer exists, but in no event for more than forty-five (45) days on any one occasion. The Company shall give written notice to all Holders of the Company’s determination to postpone filing, initial effectiveness, or continued use of a Registration Statement or prospectus supplement and of the fact that the Valid Business Reason for such postponement no longer exists, in each case, promptly after the occurrence thereof. The Company shall provide prompt written notice, but in any event within one (1) Business Day, of the termination of any period during which the Company has exercised its postponement rights due to a Valid Business Reason. Notwithstanding anything to the contrary contained herein, the Company may not exercise postponement rights due to a Valid Business Reason more than two times in any twelve (12) month period.

(f)            Opt-Out. Notwithstanding anything in this Agreement to the contrary, any Holder may deliver written notice to the Company at any time requesting that such Holder not receive any Shelf Take-Down Notice from the Company; provided, however, that such Holder may at any time revoke any such notice in writing.

Section 2.03.          Piggyback Registration Right.

(a)            Piggyback Registration and Piggyback Shelf Take-Down. If the Company at any time proposes for any reason (x) to register the sale of QVC Common Stock under the Securities Act (other than a registration pursuant to Section 2.01, a registration statement on Form S-4 or S-8 or any successor thereto, or in connection with a dividend or distribution reinvestment or similar plan), whether for its own account or for the account of one or more holders of QVC Common Stock (such registration, a “Piggyback Registration”), or (y) to offer QVC Common Stock for sale or resale in any offering pursuant to an existing Registration Statement other than an Underwritten Shelf Take-Down (a “Piggyback Shelf Take-Down”), the Company shall promptly deliver to each Holder of Registrable Securities that is known (after reasonable inquiry) to the Company to hold (together with its Affiliates) at least three percent (3.0%) of the then-outstanding QVC Common Stock (excluding any shares of QVC Common Stock issued or issuable under any management incentive plan) written notice of its intention to so register or sell such QVC Common Stock, at least five (5) Business Days prior to the (x) proposed filing date of the Registration Statement or (y) the expected date of such Piggyback Shelf Take-Down (each such notice, an “Initial Notice”). Following the receipt of an Initial Notice, each Holder shall be entitled, by delivery of a written request to the Company delivered no later than three (3) Business Days following receipt of the Initial Notice (each such written request, a “Piggyback Notice”), which Piggyback Notice shall specify the aggregate number of Registrable Securities such Holder requests to be included in the Piggyback Registration or Piggyback Shelf Take-Down. If the Piggyback Registration or Piggyback Shelf Take-Down is for an underwritten offering, then subject to Section 2.03(d), the Company shall use its commercially reasonable efforts to cause the managing underwriter (or underwriters) contemplated by Section 2.03(b) to permit the Holders to participate in the Piggyback Registration and include their Registrable Securities in such offering on the same terms and conditions as the QVC Common Stock being sold for the account of the Company or any other Holder; provided that the obligation of such Person to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Persons selling QVC Common Stock, and the liability of each such Person will be in proportion thereto; and provided, further, that such liability will be limited to the net proceeds received by such Person from the sale of his, her or its Registrable Securities pursuant to such registration. For the avoidance of doubt, a Piggyback Registration or a Piggyback Shelf Take-Down shall not constitute an Underwritten Shelf Take-Down for purposes of Section 2.02.

(b)            Selection of Underwriters. If the Company intends to offer and sell QVC Common Stock by means of an underwritten offering (other than an offering pursuant to an Underwritten Shelf Take-Down), the Company shall select the managing underwriter (or underwriters) to administer such underwritten offering, which managing underwriter (or underwriters) shall be investment banking firms of nationally recognized standing.

(c)            Underwriting Agreement. The right of any Holder to have Registrable Securities included in an underwritten offering pursuant to this Section 2.03 shall be conditioned upon such Holder entering into (together with the Company) an underwriting agreement in customary form with the managing underwriter (or underwriters) selected in accordance with Section 2.03(b).

(d)            Cutbacks for Underwritten Offerings in a Piggyback Registration or Piggyback Shelf Take-Down. If the managing underwriter (or underwriters) contemplated by Section 2.03(b) advises the Company in its good faith opinion that the amount of QVC Common Stock to be included in the Piggyback Registration or Piggyback Shelf Take-Down exceeds the amount which can be sold in such offering without adversely affecting the distribution of the QVC Common Stock being offered, then the Company will reduce the QVC Common Stock to be included in such offering pursuant to the following:

(i)             If the Piggyback Registration referred to in Section 2.03(a) is initiated as an underwritten primary registration or a Piggyback Shelf Take-Down for the account of the Company, such reduction will be implemented by: first only including the QVC Common Stock being sold for the account of the Company that the Company so determines can be included, second, to the extent that all QVC Common Stock being sold for the account of the Company can be included, then only including the total number of Registrable Securities of the Holders in such offering as the managing underwriter (or underwriters) determines can be included (in addition to all such QVC Common Stock being sold for the account of the Company) with each such Holder entitled to include its pro rata share based on the number of shares of Registrable Securities that such Holder then holds, and third, to the extent that all QVC Common Stock and Registrable Securities being sold pursuant to the first and second clauses above can be included, then including all other QVC Common Stock requested to be included in such offering that the managing underwriter (or underwriters) determine can be included; or

(ii)            If the Piggyback Registration referred to in Section 2.03(a) is an underwritten secondary registration or a Piggyback Shelf Take-Down for the account of one or more holders of QVC Common Stock that are not Holders, such reduction will be implemented by: first only including the total number of QVC Common Stock of any non-Holder offeror in such offering as the managing underwriter (or underwriters) determines can be included (in addition to all such QVC Common Stock being sold for the account of the Company), second, to the extent that all QVC Common Stock of any non-Holder offeror in such offering can be included, then only including the QVC Common Stock being sold for the account of the Company that the Company so determines can be included, and third, to the extent that all QVC Common Stock being sold pursuant to the first and second clauses above can be included, then including all other Registrable Securities of the Holders requested to be included in such offering that the managing underwriter (or underwriters) determine can be included pro rata based on the number of shares of Registrable Securities that each such Holder then holds.

(e)            Opt-Out. Notwithstanding anything in this Agreement to the contrary, any Holder may deliver written notice to the Company at any time requesting that such Holder not receive any Initial Notice from the Company; provided, however, that such Holder may at any time revoke any such notice in writing.

(f)            Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it pursuant to this Section 2.03 prior to the effectiveness thereof, whether or not any Holder has elected to include Registrable Securities therein, and without any liability to any Holder.

Section 2.04.          Lock-Up Agreement.

(a)            In connection with any underwritten offering of QVC Common Stock (including an Underwritten Shelf Take-Down), and upon the request of the managing underwriter (or underwriters) in such offering, each Holder who is participating in such offering agrees to enter into a customary lock-up agreement with such managing underwriter (or underwriters) during the time period reasonably requested by the managing underwriter, which period shall not exceed 90 days, subject in each case to such exceptions as the managing underwriter (or underwriters) shall agree in such lock-up agreement. The foregoing provisions of this Section 2.04(a) shall be applicable to the Holders only if substantially all officers and directors of the Company are subject to the same restrictions. Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriter (or underwriters) which are consistent with the foregoing or which are necessary to give further effect thereto.

(b)            The Company agrees not to effect any public sale or distribution of any of its securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8 or any successor thereto, or in connection with any dividend or distribution reinvestment or similar plan), if and to the extent requested by the managing underwriter (or underwriters) in the case of any underwritten offering of QVC Common Stock, which period shall not exceed ninety (90) days beginning on the effective date of the Registration Statement (or the date of the applicable prospectus supplement in the case of an Underwritten Shelf Take-Down), subject in each case to such exceptions as the managing underwriter (or underwriters) shall agree in such lock-up agreement and in each case except as part of such underwritten offering.

Section 2.05.          Registration Procedures.

(a)            Whenever registration of Registrable Securities is required pursuant to Section 2.01(a), Section 2.01(b), Section 2.02 or Section 2.03, the Company shall use its commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection therewith, the Company shall, as expeditiously as possible:

(i)             prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and cause such Registration Statement to become effective; provided, however, that (x) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall provide the legal counsel selected by holders of a majority of the QVC Common Stock to be included in any such Registration Statement (such counsel, “Holders’ Counsel”) with an adequate and appropriate opportunity to review and comment on such Registration Statement and each Prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, subject to such documents being under the Company’s control, (y) the Company shall promptly notify the Holders’ Counsel and each seller of Registrable Securities of any stop order issued or threatened by the Commission and promptly take all action required to prevent the entry of such stop order or to remove it if entered, and (z) notwithstanding anything to the contrary contained in this Agreement, to the extent that any Registrable Securities are already registered under an effective Shelf Registration Statement, the Company shall not be required to register such Registrable Securities under any Shelf Registration Statement the Company proposes to file to register securities on its own account;

(ii)            within one (1) Business Day after the effectiveness of a Shelf Registration Statement, the Company shall file any required prospectus on Form 424 (which prospectus shall not be counted as an Underwritten Shelf Take-Down for purposes of Section 2.02) naming each Holder whose Registrable Securities are included on such Shelf Registration Statement as a selling stockholder and providing for the resale of such Registrable Securities pursuant to the plan of distribution contained therein and pursuant to any method or combination of methods legally available to, and requested by, the Holders named therein;

(iii)           the Company shall comply with the provisions of the Securities Act with respect to the disposition of all securities covered by any Shelf Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Shelf Registration Statement;

(iv)           furnish to each seller of Registrable Securities, prior to filing a Registration Statement, a reasonable number of copies of such Registration Statement as is proposed to be filed, and thereafter such number of copies of such Registration Statement, each amendment and supplement thereto (in each case, including all exhibits thereto), and the Prospectus included in such Registration Statement (including each preliminary Prospectus) and any Prospectus filed under Rule 424 under the Securities Act as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(v)            register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any seller of Registrable Securities may request, and to continue such qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.05(a)(v), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

(vi)           notify each seller of Registrable Securities at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, non-public information regarding the Company or any of its subsidiaries), and the Company shall promptly prepare a supplement or amendment to such Prospectus and furnish to each seller of Registrable Securities a reasonable number of copies of such supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(vii)          enter into and perform customary agreements (including an underwriting agreement in customary form with the relevant underwriter(s)) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including causing its officers to participate in customary “road shows” and other information meetings organized by the relevant underwriter, with all costs and expenses incurred by the Company or such officers in connection with such attendance to be paid by the Company;

(viii)         upon execution of confidentiality agreements in form and substance reasonably satisfactory to the Company, make available at reasonable times for inspection by any managing underwriter (or underwriters) participating in any disposition of such Registrable Securities pursuant to a Registration Statement, Holders’ Counsel and any attorney, accountant or other agent retained by any managing underwriter (or underwriters), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries customarily required to enable them to exercise their due diligence responsibility, and cause the Company’s and its subsidiaries’ officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Person in connection with such Registration Statement;

(ix)           if such sale is pursuant to an underwritten offering, obtain comfort letters dated the effective date of the Registration Statement or the date of the prospectus supplement (in the case of an Underwritten Shelf Take-Down) and the date of the closing under the underwriting agreement, from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter(s) (or underwriters) reasonably request;

(x)            with respect to any Registration Statement or underwritten offering, furnish opinion letters and (in the case of an underwritten offering) negative assurance letters of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, or the transfer agent, as applicable, covering such legal matters with respect to the registration in respect of which such opinion letters and negative assurance letters are being given as the underwriters, if any, or the transfer agent may reasonably request and are customarily included in opinion letters or negative assurance letters in offerings of that type;

(xi)           comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement, if applicable, covering a period of twelve (12) months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(xii)          cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed provided that the applicable listing requirements are satisfied;

(xiii)         maintain a continuous listing of the QVC Common Stock on a National Securities Exchange;

(xiv)        keep Holders’ Counsel advised as to the initiation and progress of any Shelf Registration Statement, Shelf Take-Down or Registration Statement under Section 2.01, Section 2.02 or Section 2.03 hereunder;

(xv)          cooperate, in a commercially reasonable manner, with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA, and each seller of Registrable Securities shall cooperate, in a commercially reasonable manner, with any requests from the Company in connection with any such filings; and

(xvi)         take all other steps reasonably necessary to effect the registration and disposition of the Registrable Securities contemplated hereby.

Section 2.06.      Seller Information. In connection with any Registration Statement in which any Holder is participating pursuant to this Agreement, each Holder participating in such Registration Statement shall promptly furnish to the Company in writing such information with respect to such Holder as the Company may reasonably request or as may be required by law for use in connection with any such Registration Statement or Prospectus and all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading and to cause such Registration Statement not to omit a material fact with respect to such Holder necessary in order to make the statements therein not misleading. The Company may exclude from any Registration Statement or offering the Registrable Securities of any Holder that fails to furnish such information within fifteen (15) Business Days after receiving such request.

Section 2.07.      Notice to Discontinue. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.05(a)(vi), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.05(a)(vi) and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities which is current at the time of receipt of such notice.

Section 2.08.      Registration Expenses. The Company shall pay all expenses arising from or incident to its performance of, or compliance with, this Agreement, including (a) Commission, stock exchange and FINRA registration and filing fees, (b) all fees and expenses incurred in complying with securities or “blue sky” laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with “blue sky” qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (c) all printing, messenger and delivery expenses, (d) expenses in connection with the preparation, printing, mailing and delivery of any Registration Statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto, (e) the fees, charges and expenses of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including any expenses arising from any comfort letters or any special audits incident to or required by any registration or qualification), (f) the reasonable legal fees, charges and expenses of Holders’ Counsel, (g) all fees and disbursements of underwriters customarily paid by the issuer of securities (excluding brokers’ commissions or underwriting discounts and commissions and transfer taxes, if any, solely applicable to the Registrable Securities sold by a selling Holder), and fees and disbursements of counsel to underwriters, (h) all fees and expenses incurred in connection with the listing of the shares of QVC Common Stock on any securities exchange and all rating agency fees, (i) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, (j) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities, (k) for any Holders participating in any registration, any other reasonable expenses customarily paid by issuers of securities, including reasonable and documented legal fees and expenses for such necessary local counsel for such Holders, and (l) any liability insurance or other premiums for insurance obtained in connection with any registration pursuant to the terms of this Agreement, regardless of whether any Registration Statement is declared effective. Each holder of Registrable Securities sold pursuant to a Registration Statement shall bear the expense of any brokers’ commissions or underwriting discounts or commissions and transfer taxes relating to registration and sale of such Holder’s Registrable Securities.

Section 2.09.          Indemnification; Contribution.

(a)            Indemnification by the Company. The Company shall indemnify and hold harmless each Holder, its partners, directors, officers, Affiliates and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such Holder from and against any and all claims, liabilities, damages, losses, costs and expenses (including amounts paid in satisfaction of judgments, in compromises and settlements, as fines and penalties and legal or other costs and reasonable expenses of investigating or defending against any claim or alleged claim) (each, a “Liability” and collectively, “Liabilities”), arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement under which Registrable Securities are registered or sold under the Securities Act, including any Prospectus or preliminary Prospectus contained therein, (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (or in the case of any Prospectus, in light of the circumstances such statements were made), except insofar as such Liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission contained in such Registration Statement, Prospectus or preliminary Prospectus in reliance and in conformity with information concerning any Holder furnished in writing to the Company by such Holder expressly for use therein.

(b)            Indemnification by the Holders. Each Holder agrees to indemnify and hold harmless the Company, its partners, directors, officers, Affiliates and each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against any and all Liabilities arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement under which Registrable Securities are registered or sold under the Securities Act, including any Prospectus or preliminary Prospectus contained therein, (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (or in the case of any Prospectus, in light of the circumstances such statements were made), but if and only to the extent that such Liability arises out of or is based upon any untrue statement or omission or alleged untrue statement or alleged omission contained in such Registration Statement, Prospectus or preliminary Prospectus in reliance and in conformity with information concerning such Holder furnished in writing (including by email) by such Holder expressly for use therein and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting such loss, claim, damage, liability or expense, provided, however, that the total amount to be indemnified by each Holder pursuant to this Section 2.09(b) shall be limited to the net proceeds (after deducting the underwriters’ discounts and commissions) received by such Holder in the applicable offering.

(c)            Conduct of Indemnification Proceedings. Any Person entitled to indemnification under this Section 2.09 (the “Indemnified Party”) agrees to give prompt (but in any event within 30 days after such Person has actual knowledge of the facts constituting the basis for indemnification) written notice to the indemnifying party (the “Indemnifying Party”) after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any Liability that it may have to the Indemnified Party hereunder (except to the extent that the Indemnifying Party is prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure). If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnifying Party shall promptly notify the Indemnified Party of its decision to assume the defense of such action or proceeding. If, and after, the Indemnified Party has received such notice from the Indemnifying Party, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense of such action or proceeding unless the Indemnifying Party agrees to pay the same, the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party or the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and the Indemnified Party has been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties. No Indemnifying Party shall be liable for any settlement entered into without its written consent (such consent not to be unreasonably conditioned, withheld or delayed). No Indemnifying Party shall, without the consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding and (ii) does not include any recovery (including any statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an Indemnified Party) other than monetary damages, and provided, that any sums payable in connection with such settlement are paid in full by the Indemnifying Party at the time of settlement.

(d)            Contribution. If the indemnification provided for in this Section 2.09 from the Indemnifying Party is held by a court of competent jurisdiction to be unavailable to an Indemnified Party hereunder in respect of any Liabilities referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party for such Liabilities, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and Indemnified Party on the other in connection with the statements or omissions which resulted in such Liabilities, as well as other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 2.09(a), Section 2.09(b) and Section 2.09(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided, however, that the total amount to be contributed by any Holder shall be limited to the net proceeds (after deducting the underwriters’ discounts and commissions) received by the Holder in the applicable offering.

Article 3
Exchange Act Compliance

Section 3.01.          Exchange Act Compliance. So long as any Registrable Securities are outstanding, the Company shall take all actions reasonably necessary to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144, including making and keeping public information available, as those terms are understood and defined in Rule 144, so long as it remains subject to the reporting provisions of the Exchange Act, filing with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act and, at the request of any Holder if such Holder proposes to sell securities in compliance with Rule 144, forthwith furnishing to such Holder, as applicable, a written statement of compliance with the reporting requirements of the Commission as set forth in Rule 144 and making available to such Holder such information as will enable the Holder to make sales pursuant to Rule 144.

Article 4
Miscellaneous

Section 4.01.          Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, including if the parties hereto fail to take any action required of them hereunder to consummate this Agreement. It is accordingly agreed that, in addition to any other applicable remedies at law or in equity, the parties to this Agreement shall be entitled to an injunction or injunctions, without proof of damages, to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement. Each party hereto agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that the other party has an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or in equity. Each of the parties hereto hereby waives (x) any defenses in any action for specific performance, including the defense that a remedy at law would be adequate, and (y) any requirement under any law to post a bond or other security as a prerequisite to obtaining equitable relief; provided that such waiver shall not limit, in any respect, the availability of any defense(s) that a party might otherwise have with respect to the alleged breach or obligation for which specific performance is sought.

Section 4.02.          Term and Termination. This Agreement shall terminate as to any Holder when it no longer holds any Registrable Securities; provided, however, that the provisions of Section 2.08, Section 2.09 and this Article 4 shall survive any termination of this Agreement.

Section 4.03.          Amendments and Waivers.

(a)            No failure or delay on the part of the Company or any Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Holder at law or in equity or otherwise.

(b)            The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the written consent of the Company and the Holders of a majority of the Registrable Securities; provided that any amendment that has the effect of materially and disproportionately adversely affecting any Holder or group of Holders differently than any other Holder or group of Holders shall only be effective against such materially and disproportionately adversely affected Holder(s) with the written consent of each such Holder.

 Section 4.04.         Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by electronic mail, by reputable overnight courier service (charges prepaid), or by registered or certified mail (postage prepaid, return receipt requested), addressed as follows (or at such other address as may be substituted by notice given as herein provided):

If to the Company:

QVC Group, Inc.

1200 Wilson Drive

West Chester, PA 19380

Attention: General Counsel

Email: [***]

with a copy to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention: Joshua N. Korff; Leia Pearl Andrew
Email: [***]; [***]

If to any Holder, at its address and the address of its representative, if any, which in each case may be an email address, as provided to the Company by such Holder or otherwise listed in the books of the Company. If such Holder has not provided to the Company its address or the address of its representative, if any, or if such address is not otherwise listed in the books of the Company, the Company shall not be obligated to comply with the notice provisions of this Agreement with respect to such Holder.

Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered; when sent, if emailed; and on receipt if sent by overnight courier service or registered or certified mail.

Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

Section 4.05.          Successors and Assigns. The rights and obligations of the Holders under this Agreement shall not be assignable by any Holder to any Person that is not a Holder; provided that in the event of a valid transfer of QVC Common Stock (or QVC Common Stock Equivalents) by a Holder, the rights and obligations of the transferor under this Agreement may, at the option of the Holder, be transferred to the transferee; provided that, other than in the case of a transfer to a Holder or a transfer prior to the effectiveness of the S-1 Shelf Registration Statement, such transfer results in the transferee holding not less than three percent (3.0%) of the outstanding QVC Common Stock; provided further that such transferee agrees to execute a joinder to this Agreement, in the form attached hereto as Exhibit A (a “Joinder”) or is a Holder; provided, further, for the avoidance of doubt, that the transferor in such transaction shall retain its rights and obligations under this Agreement with respect to any securities not so transferred. This Agreement shall be binding upon the parties hereto and their respective successors, assigns and transferees.

Section 4.06.          Other Registration Rights. If the Company shall at any time hereafter provide to any holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act, such rights shall not be inconsistent with, in conflict with or adversely affect any of the rights provided to the Holders in, or conflict (in a manner that adversely affects the Holders party hereto) with any other provisions included in, this Agreement. The Company shall not grant any registration rights to third parties which are more favorable than the rights granted hereunder unless any such more favorable rights are concurrently added to the rights granted hereunder.

Section 4.07.          Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. This Agreement and any signed agreement entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by electronic mail in “portable document format” (“.pdf”) form, or any other electronic transmission, shall be treated in all manners and respects as an original contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person.

Section 4.08.          Governing Law; Venue; Jurisdiction. THIS AGREEMENT AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT (INCLUDING ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS AGREEMENT) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. Each party hereby agrees that any action based upon, arising out of or relating to this Agreement (including any action concerning the violation or threatened violation of this Agreement) shall be heard and determined in any state or federal court sitting in the Borough of Manhattan, New York, New York, and the parties hereto hereby irrevocably submit to the exclusive jurisdiction of such courts (and, in the case of appeals, appropriate appellate courts therefrom) in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. In addition, each party consents to process being served in any such lawsuit, action or proceeding by certified mail, return receipt requested, mailing a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof. The consents to jurisdiction set forth in this paragraph shall not constitute general consents to service of process in the State of New York and shall have no effect for any purpose except as provided in this Section 4.08 and shall not be deemed to confer rights on any Person other than the parties hereto. Nothing in this Section 4.08 shall affect or limit any right to serve process in any other manner permitted by law.

Section 4.09.          WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES ITS RESPECTIVE RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT WHETHER BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

Section 4.10.          Severability. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction is, as to such jurisdiction, ineffective to the extent of any such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof, or affecting the validity, enforceability or legality of such provision in any other jurisdiction, unless the ineffectiveness of such provision would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable. Upon a determination that any provision of this Agreement is prohibited, unenforceable or not authorized, the parties hereto agree to negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible, in a mutually acceptable manner, in order that the transactions contemplated hereby are consummated as originally contemplated to the fullest extent possible.

Section 4.11.          Non-Recourse. All claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and are expressly limited to) the entities that are expressly identified as parties in the preamble to this Agreement (“Contracting Parties”). No Person who is not a Contracting Party, including any director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, or representative of, and any financial advisor or lender to, any Contracting Party, or any director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, or representative of, and any financial advisor or lender to, any of the foregoing (“Non-party Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach; and, to the maximum extent permitted by law, each Contracting Party hereby waives and releases all such liabilities, claims, causes of action, and obligations against any such Non-party Affiliates.

Section 4.12.          Recapitalization, Exchanges Etc., Affecting Securities. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the QVC Common Stock and to any and all equity interests of the Company or any successor or assignee of the Company (whether by merger, consolidation, sale of assets or otherwise, including shares issued by a parent company in connection with a triangular merger) which may be issued in respect of, in exchange for, or in substitution of QVC Common Stock, appropriately adjusted for any stock dividends, splits, reverse splits, combinations, reclassifications and the like occurring after the date hereof.

Section 4.13.          Entire Agreement. This Agreement (including all schedules and exhibits hereto) contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

Section 4.14.          Registrable Securities. In order to enable the Company to determine the number of Registrable Securities issued and outstanding at any given time, (a) each Holder shall provide the Company with information as to the number of Registrable Securities held by such Holder promptly upon reasonable written request by the Company and (b) as a condition to a Holder exercising rights hereunder, such Holder shall certify to the Company the number of Registrable Securities held by such Holder when delivering any notice, request or other action by such Holder under this Agreement.

Section 4.15.          Aggregation of QVC Common Stock. All QVC Common Stock or Registrable Securities, as applicable, held by a Holder and its Affiliates shall be aggregated together for purposes of determining the availability of any rights under this Agreement.

Section 4.16.          Headings; Interpretation. The section headings of this Agreement are for convenience of reference only and shall not, for any purpose, be deemed to be part of this Agreement or otherwise affect the interpretation of this Agreement. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

Section 4.17.          No Third-Party Beneficiaries. Except as provided in Section 4.05, nothing express or implied herein is intended or shall be construed to confer upon any person or entity, other than the parties hereto and their respective successors and assigns and all Indemnified Parties and Non-party Affiliates, any rights, remedies or other benefits under or by reason of this Agreement.

* * * * * * * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY

QVC GROUP, INC.

By:	/s/ Eve DelSoldo
	Name:	Eve DelSoldo
	Title:	Executive Vice President and General Counsel

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

GoldenTree Asset Management L.P.
on behalf of its managed funds

By:	/s/ Albert Cheung
	Name:	Albert Cheung
	Title:	Authorized Signatory

Afwah Master Fund LP

City of New York Group Trust

Clarence Master Fund LP - Series A

Copper Master Fund LP

Crown Managed Accounts SPC - Crown/GT Segregated Portfolio

Ginkgo Tree, LLC

GN3 SIP Limited

GoldenTree Distressed Fund IV LP

GoldenTree Distressed Master Fund IV Ltd

GoldenTree Insurance Fund Series Interests of the SALI Multi-Series Fund, L.P.

GoldenTree Master Fund, Ltd.

GoldenTree Multi Sector-C LP

GoldenTree Multi-Sector Opportunistic Master Fund Ltd.

GoldenTree Opportunistic Credit Fund

GoldenTree Tactical Opportunities Master Fund (Offshore A) I LP

GoldenTree V1 Master Fund, L.P.

GoldenVest LLC

GTAM 110 Designated Activity Company

GT G Distressed Fund 2020 LP

GT NM, L.P.

High Yield and Bank Loan Series Trust

Louisiana State Employees Retirement System

QGT Master Fund LP

San Bernardino County Employees’ Retirement Association

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

HOLDER

OAKTREE CAPITAL MANAGEMENT, L.P. AS INVESTMENT MANAGER, SOLELY ON BEHALF OF CERTAIN FUNDS AND ACCOUNTS WITHIN ITS HIGH YIELD STRATEGY IN ANNEX A

By:	/s/ Alan Adler
	Name:	Alan Adler
	Title:	Managing Director

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Managing Director

HOLDER

OAKTREE CAPITAL MANAGEMENT, L.P. AS INVESTMENT MANAGER, SOLELY ON BEHALF OF CERTAIN FUNDS AND ACCOUNTS WITHIN ITS GLOBAL CREDIT STRATEGY IN ANNEX A

By:	/s/ Danielle Poli
	Name:	Danielle Poli
	Title:	Managing Director

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Managing Director

[Signature Page to Registration Rights Agreement]

HOLDER

OAKTREE FUND ADVISORS, LLC IN ITS CAPACITY AS INVESTMENT MANAGER, SOLELY ON BEHALF OF THE FUNDS AND ACCOUNTS WITHIN ITS HIGH YIELD STRATEGY LISTED IN ANNEX B

By:	/s/ Alan Adler
	Name:	Alan Adler
	Title:	Managing Director

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Managing Director

HOLDER

OAKTREE FUND ADVISORS, LLC IN ITS CAPACITY AS INVESTMENT MANAGER, SOLELY ON BEHALF OF THE FUNDS AND ACCOUNTS WITHIN ITS GLOBAL CREDIT STRATEGY IN ANNEX B

By:	/s/ Danielle Poli
	Name:	Danielle Poli
	Title:	Managing Director

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Managing Director

[Signature Page to Registration Rights Agreement]

HOLDER

OAKTREE OPPORTUNITIES FUND XI HOLDINGS (DELAWARE), L.P.

By:	Oaktree Fund GP, LLC
Its:	General Partner
By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Nicolas Basso
	Name:	Nicolas Basso
	Title:	Authorized Signatory

By:	/s/ Sherman Lau
	Name:	Sherman Lau
	Title:	Authorized Signatory

HOLDER

OAKTREE OPPORTUNITIES FUND XII HOLDINGS (DELAWARE), L.P.

By:	Oaktree Fund GP, LLC
Its:	General Partner
By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Nicolas Basso
	Name:	Nicolas Basso
	Title:	Authorized Signatory

By:	/s/ Sherman Lau
	Name:	Sherman Lau
	Title:	Authorized Signatory